Exhibit 99.1

Quantum-Si Reports Third Quarter 2024 Financial Results
Sales Pipeline is Accelerating and New Kits Remain on Track for Q4 Launch
BRANFORD, Conn. -- (BUSINESS WIRE) -- November 12, 2024 -- Quantum-Si Incorporated (Nasdaq: QSI) (“Quantum-Si,” “QSI” or the “Company”), The Protein Sequencing Company™, today announced financial results for the third quarter ended September 30, 2024.

Press Release Highlights

•Reported revenue of $787,000 for the third quarter of 2024
•Announced that Liberate Bio has integrated Platinum® Next-Generation Sequencing into their platform for developing novel gene therapies with improved targeting capabilities
•Announced appointments of industry veteran Todd Bennett as Chief Commercial Officer (“CCO”), John Vieceli, Ph.D. as Chief Product Officer and Lindsay Thompson as Chief Human Resources Officer
•Highlighted Platinum-based advances in proteomic analysis presented at Human Proteome Organization World Congress 2024 in Dresden, Germany
•Highlighted a manuscript from researchers at the University of Virginia published on BioRxiv highlighting Platinum’s capability to discriminate peptide variants at single amino acid resolution
•New library preparation kit and barcoding kit remain on track for launch before year end
•Highlighted the Company’s upcoming Investor Day on Wednesday, November 20, 2024, beginning at 10:00 a.m. ET

“We are pleased to see continued adoption of Platinum across multiple market segments, including academic research, pharma/biotech and most recently, adoption by our first customer from the contract research organization market. Under the leadership of our new CCO, there has been clear improvement in commercial execution and the overall acceleration of our sales pipeline,” said Jeff Hawkins, President and Chief Executive Officer of Quantum-Si. “Even with this acceleration, we, like others in the tools space, have observed some lengthening of the sales cycle in the third quarter, making it likely that we will not achieve our full year guided revenue range of $3.7 million to $4.2 million. We have clear strategies in place that we believe will allow us to get as close to the guidance range as possible and despite the potential short fall, we remain very confident in the long-term commercial opportunity for Platinum and the growth of the proteomics market in general. We are excited for the future and believe that we will continue to deliver solid quarter over quarter growth as we move forward.”
Hawkins continued, “In addition, we continue to execute on our innovation roadmap and are on track to deliver two new kits by end of the year, which we believe will continue to drive broader market adoption. We are looking forward to revealing more details on our exciting technology roadmap and expanding commercial opportunities at our upcoming Investor Day on November 20th.”
Third Quarter 2024 Financial Results

For the third quarter of 2024, the Company recorded revenue of $787,000. Gross profit was $367,000 and gross margin was 47%. For the nine months ended September 30, 2024, the Company recorded revenue of $1.9 million, gross profit of $990,000, and gross margin of 53%. The periodic gross margin rate is expected to be variable in the near term as the Company works through the initial stages of commercialization as well as the timing and mix of product sales between instruments and consumable kits.

Total operating expenses were $28.5 million in the third quarter of 2024, compared to $27.3 million for the same period in the prior year, and $78.9 million for the nine months ended September 30, 2024, compared to $83.6 million for the same period in the prior year. Adjusted total operating expenses were $26.0 million in the third quarter of 2024 compared to $23.9 million for the same period in the prior year, and adjusted total operating expenses for the nine months ended September 30, 2024 were $72.3 million compared to $72.6 million for the same period in the prior year. The Company has successfully reduced overall adjusted operating expenses on a year to date basis while funding the ramp up in commercialization efforts. This reduction was driven by the Company’s 2023 R&D realignment initiative to streamline and focus R&D efforts on delivering product enhancements to customers. Overall, the Company has been able to reduce core areas of spend while accelerating R&D focus, efficiency, and delivery while still funding the Company’s full commercial launch of its Platinum® instrument.
Net loss was $25.3 million in the third quarter of 2024, compared to a net loss of $24.7 million in the same period of the prior year, and a net loss of $67.9 million for the nine months ended September 30, 2024, compared to a net loss of $73.9 million for the same period in the prior year. Adjusted EBITDA was negative $24.5 million in the third quarter of 2024, compared to negative $22.6 million in the same period of the prior year, and negative $67.7 million for the nine months ended September 30, 2024, compared to negative $69.2 million for the same period in the prior year. A reconciliation of the non-GAAP financial measures adjusted total operating expenses and adjusted EBITDA is provided in a table included in this press release.
As of September 30, 2024, the Company’s cash and cash equivalents and investments in marketable securities were $196.3 million.
Financial Guidance

The Company provided updated full year 2024 financial guidance for adjusted operating expenses and cash usage as follows:

Adjusted total operating expenses	Approximately $100 million
Total cash usage	Approximately $92 million

The Company also updated its expectation that the balance in cash and cash equivalents and investments in marketable securities of $196.3 million as of September 30, 2024 will provide a runway into the second half of 2026.
Webcast and Conference Call Information
Quantum-Si will host a conference call to discuss its third quarter 2024 financial results on Tuesday, November 12, 2024, at 8:00 a.m. Eastern Time. Individuals interested in listening to the conference call may do so by joining the live webcast in the Investors section of the Quantum-Si website under Events & Presentations. Alternatively, individuals can register here to receive a dial-in number and personalized PIN to participate in the call. An archived webcast of the event will be available for replay following the event.
Investor Day
The Company will host an Investor Day on Wednesday, November 20th beginning at 10:00 a.m. ET. To access the event, a live audio webcast will be available on the Investors section of the Company’s website.
About Quantum-Si Incorporated
Quantum-Si, The Protein Sequencing Company™, is focused on revolutionizing the growing field of proteomics. The Company’s Platinum® instrument enables Next-Generation Protein Sequencing™ that advances proteomic research, drug discovery, and diagnostics beyond what has been possible with existing proteomic tools. Learn more at quantum-si.com or follow us on LinkedIn or X.
Use of Non-GAAP Financial Measures
This press release presents the non-GAAP financial measures “adjusted total operating expenses” and “adjusted EBITDA.” The most directly comparable measures for these non-GAAP financial measures are total operating expenses and net loss. The Company has included below adjusted total operating expenses, which presents the Company’s total operating expenses after excluding goodwill impairment, stock-based compensation and restructuring costs. In addition, adjusted EBITDA further excludes interest, taxes, depreciation, amortization, dividend income, unrealized and realized gains and losses on marketable securities, changes in fair value of warrant liabilities and other income or expense.
A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations is included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2024.
Forward Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of the Company may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and development and commercialization of products and services, its anticipated cash runway and its financial guidance for the full year 2024. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A common stock on The Nasdaq Stock Market; the ability of the Company to grow and manage growth profitably and retain its key employees; the Company’s ongoing leadership transitions; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company’s product development and commercialization activities; the commercialization and adoption of the Company’s existing products and the success of any product the Company may offer in the future; the potential attributes and benefits of the Company’s commercialized Platinum® protein sequencing instrument and kits and the Company’s other products once commercialized; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing lease, license, manufacture and supply agreements; the Company’s ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets once commercialized, either alone or in partnership with others; the Company’s estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; and other risks and uncertainties described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

QUANTUM-SI INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and par value amounts)
(unaudited)

	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$42,268	$133,860
Marketable securities	154,076	123,876
Accounts receivable, net of allowance of $0 and $0, respectively	1,022	368
Inventory	4,091	3,945
Prepaid expenses and other current assets	4,371	4,261
Total current assets	205,828	266,310
Property and equipment, net	16,254	16,275
Internally developed software, net	—	532
Operating lease right-of-use assets	13,677	14,438
Other assets	695	695
Total assets	$236,454	$298,250
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,153	$1,766
Accrued payroll and payroll-related costs	4,603	4,943
Accrued contracted services	2,133	1,519
Accrued expenses and other current liabilities	2,839	1,815
Current portion of operating lease liabilities	3,614	1,566
Total current liabilities	15,342	11,609
Warrant liabilities	357	1,274
Operating lease liabilities	10,211	13,737
Other long-term liabilities	24	11
Total liabilities	25,934	26,631

Stockholders’ equity
Class A Common stock, $0.0001 par value; 600,000,000 shares authorized as of September 30, 2024 and December 31, 2023; 122,775,352 and 121,832,417 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	12	12
Class B Common stock, $0.0001 par value; 27,000,000 shares authorized as of September 30, 2024 and December 31, 2023; 19,937,500 shares issued and outstanding as of September 30, 2024 and December 31, 2023	2	2
Additional paid-in capital	773,873	767,239
Accumulated other comprehensive loss	153	-
Accumulated deficit	(563,520)	(495,634)
Total stockholders’ equity	210,520	271,619
Total liabilities and stockholders’ equity	$236,454	$298,250

QUANTUM-SI INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Revenue:
Product	$764	$216	$1,776	$654
Service	23	7	90	28
Total revenue	787	223	1,866	682

Cost of revenue	420	115	876	372

Gross profit	367	108	990	310
Operating expenses:
Research and development	16,171	16,587	42,653	50,588
Selling, general and administrative	12,284	10,696	36,236	33,010
Total operating expenses	28,455	27,283	78,889	83,598
Loss from operations	(28,088)	(27,175)	(77,899)	(83,288)
Dividend and interest income	2,688	2,572	9,149	7,274
Unrealized gain on trading securities	—	1,953	—	8,302
Realized loss on trading securities	—	(1,901)	—	(6,489)
Change in fair value of warrant liabilities	121	(162)	917	(81)
Other income (expense), net	9	(15)	(10)	370
Loss before provision for income taxes	(25,270)	(24,728)	(67,843)	(73,912)
Provision for income taxes	(43)	—	(43)	—
Net loss	$(25,313)	$(24,728)	$(67,886)	$(73,912)

Net loss per common share attributable to common stockholders, basic and diluted	$(0.18)	$(0.17)	$(0.48)	$(0.52)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	142,399	141,660	142,039	141,154

Other comprehensive gain (loss):
Net unrealized gain on marketable securities, net of tax	$163	$—	$163	$—
Foreign currency translation adjustment	(3)	—	(10)	—
Total other comprehensive gain, net of tax	160	—	153	—
Comprehensive loss	$(25,153)	$(24,728)	$(67,733)	$(73,912)

QUANTUM-SI INCORPORATED
RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net loss	$(25,313)	$(24,728)	$(67,886)	$(73,912)
Adjustments to reconcile to EBITDA:
Dividend and interest income	(2,688)	(2,572)	(9,149)	(7,274)
Depreciation and amortization	1,158	1,170	3,606	3,063
Income tax provision	43	—	43	—
EBITDA	(26,800)	(26,130)	(73,386)	(78,123)
Adjustments to reconcile to Adjusted EBITDA:
Unrealized gain on trading securities	—	(1,953)	—	(8,302)
Realized loss on trading securities	—	1,901	—	6,489
Change in fair value of warrant liabilities	(121)	162	(917)	81
Other (income) expense, net	(9)	15	10	(370)
Stock-based compensation	2,394	1,141	6,403	6,914
Restructuring costs	23	2,251	197	4,131
Adjusted EBITDA	$(24,513)	$(22,613)	$(67,693)	$(69,180)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Total operating expenses	$28,455	$27,283	$78,889	$83,598
Adjustments to reconcile to Adjusted total operating expenses:
Stock-based compensation	(2,394)	(1,141)	(6,403)	(6,914)
Restructuring costs	(23)	(2,251)	(197)	(4,131)
Adjusted total operating expenses	$26,038	$23,891	$72,289	$72,553
Investor Contact:
Doug Farrell
VP, Investor Relations
ir@quantum-si.com
Media Contact:
Katherine Atkinson
SVP, Commercial Marketing
media@quantum-si.com
Source: Quantum-Si Incorporated